Exhibit 99.7

                         GENERAL RELEASE

     As an inducement for Halifax Corporation, a Virginia corporation ("Buyer"), to deliver the Merger Consideration and to otherwise complete the transactions contemplated by that certain Agreement and Plan of Merger (the "Merger Agreement") dated August 29, 2003, by and among Buyer, Microserv Merger Corp., a Delaware corporation and wholly-owned subsidiary of Buyer ("Merger Sub"), Microserv Merger LLC, a Delaware limited liability company and wholly-owned subsidiary of Buyer ("Newco LLC"), Microserv, Inc., a Washington corporation (the "Company"), and the shareholders of Microserv who are parties to the Merger Agreement, and for other good and valuable consideration, including, in the case of certain employees of the Company, severance benefits and stay bonuses to which such employees were not otherwise entitled, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the undersigned hereby release, remise and forever discharge (i) Microserv, its subsidiaries and affiliates and their respective predecessors and each and every one of their past and present directors, officers, employees, agents, servants and shareholders of each and every one of them (collectively referred to herein as the "Microserv Released Parties") and (ii) each of Buyer, Merger Sub and Newco LLC, their subsidiaries and affiliates and their respective predecessors and each and every one of their past and present parents, subsidiaries, affiliates, divisions and partnerships in which any of the foregoing has, had or may have any interest, and the past and present directors, officers, employees, agents, servants, shareholders, members, managers and partners of each and every one of them (collectively, the "Buyer Released Parties" and together with the Microserv Released Parties, the "Released Parties"), from any and all actions, causes of action, claims, demands, rights, suits, accountings, debts, dues, accounts, bonds, options, warrants, covenants, contracts, agreements, duties or obligations of whatever kind or nature, whether at law or equity, or otherwise known or unknown, by reason of any matter or thing whatsoever which the undersigned have, had or may have against the Released Parties, including without limitation, the release and discharge of any option or other right to acquire any capital stock of the Company which is unexercised at the time of Closing; provided, however, that notwithstanding the foregoing (a) the Buyer Released Parties shall only be released hereunder with respect to claims of the undersigned against the Microserv Released Parties that are released hereunder for which the Buyer Released Parties may be held responsible as a successor in interest to such Microserv Released Parties, and (b) the undersigned shall not release the Buyer Released Parties hereunder for obligations of such Buyer Released Parties pursuant to (i) the Merger Agreement or (ii) any other document or agreement by and among any of the Buyer Released Parties, on the one hand, and one or more of the undersigned, on the other hand, delivered pursuant to, and as expressly contemplated by, the Merger Agreement at the time of Closing thereunder.
     Each of the undersigned will severally, but not jointly, hold the Released Parties harmless from and will indemnify the same for all reasonable expenses and costs (including, without limitation, reasonable attorney's fees) which such Released Parties may suffer or incur by reason of a breach of any of the provisions hereof by such breaching party, which provisions shall be construed in accordance with the laws of the State of Delaware.
     All capitalized terms utilized herein, and not otherwise defined, shall have their respective meanings contained in the Merger Agreement.
     This General Release may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and, when signed by all of the parties hereto, shall become legally binding on such parties effective as of the date hereof.
     The undersigned acknowledge that each of them has read this General Release and has had the opportunity to obtain the advice of counsel with respect thereto.

                    [Signature page follows]

     IN WITNESS WHEREOF, the undersigned have hereunto signed this General Release on this 29th day of August, 2003.


                         /s/ Gary M. Lukowski
                         Gary M. Lukowski


                         The Dempsey 1996 Revocable Trust Dated
                         November 13, 1996

                         /s/ Neal Dempsey III
                         By:  Neal Dempsey III



                         G. and A. Ryles Living Trust dated
                          October 29, 1968

                         /s/ Gerald F. Ryles
                         By:  Gerald F. Ryles


                         /s/ Robert S. Johanson
                         Robert S. Johanson


                         /s/ Charles W. Lewis
                         Charles W. Lewis


                         NEW VENTURE ASSOCIATES, LLC PROFIT SHARING PLAN


                         By: /s/ Patrick E. Green
                         Name:
                         Title:


                         /s/ Kris Hansen
                         Kris Hansen


               [Signature page to General Release]

                         /s/ Jonathan Scott
                         Jonathan Scott


                         /s/ Richard M. Brooks
                         Richard M. Brooks


                         /s/ Mark Working
                         Mark Working


                         /s/ T.J. Leffingwell
                         T.J. Leffingwell


                         /s/ Leo Manson
                         Leo Manson


                         /s/ John Bender
                         John Bender


                         /s/ Scott Kosnek
                         Scott Kosnek











               [Signature page to General Release]